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                                                                   EXHIBIT 10.38

                                                                   [LOGO]
                                                             METRO FACTORS, INC.



                   FACTORING AGREEMENT AND SECURITY AGREEMENT


                              UNITED MEDICORP, INC.


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                   FACTORING AGREEMENT AND SECURITY AGREEMENT
                              (GENERAL - FLEX FEE)


          This Agreement is made as of the last date signed below between the CLIENT identified on the last page of this Agreement (herein called CLIENT) and METRO FACTORS, INC., a Texas corporation with its principal place of business located in Dallas, Texas (herein called METRO). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CLIENT agrees to sell to METRO and METRO agrees to purchase from CLIENT accounts receivable for the sale of inventory or goods or the rendering of services or labor (herein called BILLS) upon the following terms and conditions:

          1.   DEFINITIONS:

               1.1 CUSTOMER. That person or business entity legally obligated to pay a BILL sold and/or assigned by CLIENT to METRO.

               1.2 BILL. Any right to payment (account receivable, note, contract, etc.) for the sale of inventory or goods or the rendering of services or labor by CLIENT.

               1.3 NON-RECOURSE BASIS. The purchase of BILLS from CLIENT by METRO wherein METRO assumes the CREDIT RISK of a CUSTOMER.

               1.4 CREDIT RISK. Non-payment by a CUSTOMER of a BILL within one hundred twenty (120) days after the date of such BILL when such non-payment is due solely to the insolvency and financial inability of a CUSTOMER to pay as evidenced by the filing of a petition under any Chapter of the Federal Bankruptcy Act by or against such CUSTOMER within the one hundred twenty (120) day period immediately following the date of such BILL. At the end of such one hundred twenty
                     (120) day period, whether or not METRO has been paid by the CUSTOMER, if such non-payment is due solely to the CREDIT RISK of the CUSTOMER, CLIENT'S account with METRO shall be credited as fully as if METRO had received payment from the CUSTOMER.

               1.5 RECOURSE BASIS. The purchase of BILLS from CLIENT by METRO wherein CLIENT retains the risk of non-payment of a BILL by a CUSTOMER for any reason whatsoever.

               1.6 DISPUTE. Any defense, dispute, offset, or claim asserted by a CUSTOMER with respect to a BILL whether valid or invalid.

               1.7 NET CASH EMPLOYED. The total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT minus CLIENT'S RESERVE FUND on the day such figure must be determined.

               1.8 MAXIMUM NET CASH EMPLOYED. The NET CASH EMPLOYED shall not exceed $500,000.

          2. SALE OF ACCOUNTS. In CLIENT'S sole discretion, CLIENT shall determine the BILLS to be offered for sale to METRO. All such BILLS offered for sale to METRO shall be identified by separate and subsequent written assignments in a form approved by METRO, which form shall include, but not be limited to, all forms of electronic transfers. CLIENT will immediately upon sale of BILLS to METRO make proper entries on its books and records disclosing the absolute sale of all such BILLS to METRO. All BILLS purchased by METRO from CLIENT constitute a sale of accounts and legal and equitable title to said BILLS shall pass to METRO regardless of whether said BILLS were purchased on a RECOURSE BASIS or NON-RECOURSE BASIS.

          3. CREDIT APPROVAL. METRO reserves the right to approve the credit of any CUSTOMER prior to the purchase of any BILL due from such CUSTOMER and if credit is approved, whether such credit is approved on a NON-RECOURSE BASIS or on a RECOURSE BASIS. METRO may, but shall not be obligated to, establish maximum credit limits upon any CUSTOMER. METRO may withdraw any credit approval at any time before


            INITIALS:

/s/ [ILLEGIBLE]  /s/ [ILLEGIBLE]
---------------  ---------------

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            delivery or performance by CLIENT. All BILLS are purchased by METRO on a RECOURSE BASIS unless METRO has issued a written approval of the purchase of BILLS on a NON-RECOURSE BASIS on METRO'S form entitled "Credit Approval Request" and then only for BILLS issued during the time stated on such form unless such approval has been withdrawn with notice to CLIENT.

          4. ADVANCES (NET CASH EMPLOYED). CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 80.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO, subject to the adequacy of the RESERVE FUND as provided herein.

          5.   INTEREST, FEES, AND EXPENSES.

               5.1 INTEREST ON NET CASH EMPLOYED. CLIENT agrees to pay interest to METRO upon the NET CASH EMPLOYED at an annual rate equal to the lesser of the BASE LENDING RATE plus 2.5% or the maximum rate allowed by applicable state or federal law. Such interest shall be calculated on a daily basis upon a year consisting of 360 days and shall be due and payable daily as it accrues. BASE LENDING RATE as used herein shall be the BASE LENDING RATE from time to time announced by KeyBank National Association, Cleveland, Ohio on the date such BASE LENDING RATE must be determined. Each change in the BASE LENDING RATE shall be effective without notice to CLIENT on the date on which a change in the BASE LENDING RATE shall have been made by the bank. The bank charges its customers interest at rates at, above, or below its BASE LENDING RATE. The BASE LENDING RATE of KeyBank National Association is currently 8.5%. For purposes of calculating interest, CLIENT'S account shall be credited with payments received from CUSTOMERS after allowance of three (3) banking days (Collection Days) to allow sufficient time for check clearance through the Federal Reserve system. In no event shall the rate charged by METRO exceed the maximum rate of interest permitted by applicable state or federal law. All sums of money which shall not be paid to METRO by CLIENT when due, including deficiencies in the RESERVE FUND, shall bear interest at the highest rate allowed by law from such due date until paid in full. For those days only when CLIENT'S RESERVE FUND balance exceeds the balance of outstanding BILLS METRO agrees to pay interest to CLIENT at the BASE LENDING RATE minus 2.0% computed and paid consistent with the aforementioned method.

               5.2 FACTOR'S COMMISSION. CLIENT agrees to pay METRO a commission equal to 1.0% of the face amount of BILLS purchased by METRO from CLIENT as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of BILLS purchased hereunder, generation of management accounting reports, and assuming the CREDIT RISK when applicable. Such commission shall be due and payable at the time such BILLS are purchased and shall be deducted from any sums otherwise due CLIENT.

               5.3 PROCESSING FEES. CLIENT agrees to pay METRO processing fees as follows:

                     A. $1.10 per BILL purchased by METRO hereunder. CLIENT agrees to an adjustment of such processing fee equivalent to an adjustment of postage rates, if any, established by the United States Postal Service.

                     B. Expedited delivery fees (Federal Express, Express Mail, wire transfers @ $15 each, etc.) incurred by METRO on behalf of CLIENT.

                     C. Reimbursement to METRO for out-of-pocket fees and expenses incurred by METRO for tax lien searches on CLIENT in jurisdictions relevant to CLIENT limited to once every six (6) months.

                     D. Reimbursement to METRO for out-of-pocket fees and expenses incurred by METRO for public records search and filing fees (UCC-3 Amendment(s), Continuation(s), etc.)

            INITIALS:

/s/ [ILLEGIBLE]  /s/ [ILLEGIBLE]
---------------  ---------------

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               5.4   INITIAL SETUP FEE. CLIENT agrees to pay to METRO an
                     origination fee of $1,000 and to reimburse METRO for out-of-pocket fees and expenses incurred by METRO in the preparation of this Agreement such as public records search fees and filing fees (UCC-1 Financing Statement(s), UCC-3 Termination(s), etc.) [Note: This fee may be charged to CLIENT'S RESERVE FUND.]

               5.5 AUDIT FEES AND EXPENSES. METRO shall perform one (1) scheduled audit at CLIENT'S place of business each six (6) months. CLIENT shall pay METRO $500 per audit plus reasonable expenses of the auditor's travel, lodging, and meals incurred in connection therewith.

          6. RESERVE FUND. METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 20.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT. Any under payments on BILLS due to a DISPUTE shall be debited to the RESERVE FUND and any over payments on BILLS to which CLIENT is legally entitled shall be credited to the RESERVE FUND. METRO may charge to such RESERVE FUND any indebtedness of CLIENT to METRO. CLIENT shall be obligated to pay METRO deficiencies, if any, in such RESERVE FUND. METRO may withhold such additional amounts in the RESERVE FUND as it may reasonably deem necessary to cover and provide for any DISPUTES, unpaid BILLS purchased on a RECOURSE BASIS which are more than ninety (90) days old, and any other present or potential indebtedness of CLIENT to METRO. RESERVE FUNDS in excess of those necessary to satisfy the above requirements shall be available to be advanced to CLIENT as CLIENT so instructs METRO.

          7. HOLD IN TRUST. If any payment of any BILLS purchased by METRO shall be received by CLIENT from a CUSTOMER, such payment shall be held by CLIENT in trust for METRO, separate and apart from CLIENT'S own funds, and shall be immediately delivered to METRO in the identical form in which it was received. Failure to so deliver said payment shall give METRO, at its option, the right to terminate this Agreement and/or resort to the collection of said sums due from the RESERVE FUND and/or other balances or credits otherwise due to or held for CLIENT by METRO without demand or notice or to demand immediate payment from CLIENT by cash or cashier's check. Should CLIENT come into possession of a payment comprised of amounts owing to both METRO and CLIENT, CLIENT shall remit such payment in the identical form in which it was received to METRO and METRO shall refund CLIENT'S portion directly to CLIENT or credit CLIENT'S RESERVE FUND with CLIENT'S portion thereof when such check has cleared the bank upon which it was drawn. Without waiving any other right of METRO hereunder, METRO may charge CLIENT a service fee of up to 15.0% of the amount of any payments due to METRO not remitted by CLIENT as herein provided.

          8. SETTLEMENT OF DISPUTE. CLIENT shall at its own expense settle all DISPUTES, subject to METRO'S approval; but, METRO shall have the right to settle or litigate any DISPUTE directly with the CUSTOMER or other claimant and METRO may charge to CLIENT'S RESERVE FUND any deficiencies, costs and expenses including reasonable attorneys' fees incurred in connection with such DISPUTE. In the event of a DISPUTE or other breach of warranty hereunder as to any BILL, METRO may in its discretion immediately or at such time as METRO may elect, charge the unpaid balance of the related BILL (or any DISPUTED portion thereof) to CLIENT'S RESERVE FUND; however, such charge to CLIENT'S RESERVE FUND shall not be deemed to be a reassignment of such BILL to CLIENT.

          9. REPURCHASE OF UNPAID BILLS PURCHASED ON A RECOURSE BASIS. IF any BILL purchased by METRO on a RECOURSE BASIS remains unpaid for any reason ninety (90) days after date of such BILL or sooner if in METRO'S sole discretion such BILL is determined to be uncollectible, CLIENT agrees to repurchase such BILLS from METRO at the full face amount of such BILL. In any event, if more than 25.0% of a CUSTOMER'S account purchased on a RECOURSE BASIS is unpaid after ninety (90) days from dates of the respective BILLS, CLIENT agrees to repurchase the entirety of such account.

          10. ACCOUNT STATED. All transactions between METRO and CLIENT shall be recorded by METRO and statements of such transactions shall be regularly supplied to CLIENT. Such statement shall be deemed an ACCOUNT STATED unless METRO receives written notice from CLIENT of any specific exception thereto within thirty (30) days after date of receipt by CLIENT of such statement.


          INITIAL:

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          11.  WARRANTIES, REPRESENTATIONS, AND COVENANTS OF CLIENT. As an
               inducement for METRO to enter into this Agreement, and with full knowledge that the truth and accuracy of the WARRANTIES, REPRESENTATIONS, AND COVENANTS in this Agreement are being relied upon by METRO, CLIENT warrants, represents and/or covenants that
               (a) CLIENT is properly licensed and authorized to operate its business under all applicable state and federal laws in the name and/or trade name designated for CLIENT at the end of this Agreement; (b) CLIENT'S business is solvent; (c) each of CLIENT'S CUSTOMER'S business is solvent to the best of CLIENT'S knowledge and belief; (d) CLIENT has good and clear title to the BILLS sold and/or assigned to METRO and to all property in which a security interest is granted to METRO herein except for the first position security interest in all equipment granted to Texas Central Bank, N.A. under a commercial security agreement dated December 31, 1998; (e) Assignment to METRO of each BILL purchased by METRO hereunder will thereby vest absolute ownership of such BILL in METRO free from any liens, claims, security interests, or equities of third parties; (f) Each BILL shall, on the date of assignment, be based upon a bona fide rendering of services or sale of goods or products by CLIENT and shall be a valid and enforceable obligation of the CUSTOMER who is designated to be billed upon the face of the BILL; (g) Such BILL shall be accepted and retained by the CUSTOMER without assertion of any DISPUTE and CLIENT agrees to immediately notify METRO in writing of any DISPUTE which may adversely affect payment of any BILL assigned or sold to METRO; (h) Neither CLIENT nor any employee, officer, director, agent, shareholder, or owner of CLIENT, owns, controls, or in any way whatsoever exercises dominion over the business of any CUSTOMER, the BILLS of which are sold hereunder to METRO; (i) That no BILL (or the goods or services related thereto) sold to METRO hereunder is subject to or affected by any of the following types of agreement: consignment, sale on approval, conditional sale, guaranteed sale, sell or return, buy-back, bill and hold, or any similar type of agreement however named nor is there any debt owing by CLIENT to any CUSTOMER related to any BILL sold to METRO hereunder; (j) All financial records, statements, books, or other documents relating to the business of CLIENT which are supplied to METRO by CLIENT or any of its authorized representatives, either before or after the signing of this Agreement are true and accurate; (k) CLIENT will not transfer, pledge, or give a security interest in any of its BILLS to any other party during the life of this Agreement; (l) CLIENT will not change or modify the terms of the original BILL unless METRO first consents in writing to such change except for the first position security interest in all equipment granted to Texas Central Bank, N.A. under a commercial security agreement dated December 31, 1998; (m) CLIENT will not permit a lien or encumbrance to be created upon any of the BILLS sold and/or COLLATERAL pledged herein to METRO; (n) CLIENT will maintain such insurance covering CLIENT'S business and/or the property of CLIENT'S CUSTOMERS as is customary or required by law for businesses similar to the business of CLIENT and if reasonably deemed necessary for the protection of METRO'S interest in any BILLS or other COLLATERAL CLIENT shall name METRO as a loss payee of any such insurance; (o) CLIENT will promptly notify METRO in writing of any proposed or actual change in its owners, officers, and/or directors, location of its principal offices, location of the office in which books and records concerning BILLS and COLLATERAL are kept, change of CLIENT'S name, death of any co-owner, any sale or purchase of assets of CLIENT out of the regular course of CLIENT'S business, and any other material change in the business or financial affairs of CLIENT; (p) CLIENT will promptly pay all sums due METRO when due or declared due;
               (q) each BILL sold and/or assigned to METRO is genuine and in all respects what it purports to be and is not a duplicate of another BILL covering the same charges nor has it been billed directly by CLIENT to the CUSTOMER unless a special written agreement is entered into by CLIENT with METRO concerning the terms of purchase of such BILLS; (r) CLIENT will fully cooperate with METRO in any litigation between METRO and a CUSTOMER relating to any BILLS purchased and/or assigned to METRO hereunder, including but not limited to furnishing at CLIENT'S expense any witnesses (other than METRO'S employees) and documentation which is or should be under CLIENT'S control (NOTE: If the related BILLS were purchased on a NON-RECOURSE BASIS, failure of CLIENT to so cooperate shall cancel the CREDIT RISK assumed by METRO on such BILLS and CLIENT shall be liable to METRO for all expenses incurred by METRO in such litigation if an adverse decision is rendered against METRO therein.); (s) CLIENT will promptly pay when due all federal, state and local taxes and will immediately notify METRO in writing if any such taxes are not paid when due;
               (t) CLIENT will immediately notify METRO of the filing of any Federal Tax Lien or Levy or if any agreement is made with any taxing authority to pay out any due and unpaid taxes; (u) CLIENT will immediately notify METRO of the filing of any petition of bankruptcy by or against CLIENT, the composition of CLIENT'S creditors, or the appointment of a


          INITIALS:


               /s/ ILLEGIBLE                                /s/ ILLEGIBLE
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               trustee or receiver for CLIENT'S business; (v) CLIENT will immediately notify METRO of any change, or intent to change, the nature of its business as it relates to the products or services presently sold to CUSTOMERS.

          12. BILLING REQUIREMENTS. CLIENT further warrants, represents, and/or covenants that all BILLS submitted for sale to METRO shall be presented to METRO within thirty (30) days after the sale of inventory or goods or the rendering of services or labor related to such BILL and shall conform to the following requirements:

               12.1 Be the original BILL (unless special written arrangements are made for METRO TO purchase BILLS, the originals of which have already been delivered to the CUSTOMER).

               12.2 Be accompanied by as many additional copies as are required by CUSTOMER plus one (1) file copy to be retained by METRO.

               12.3  Be legible.

               12.4 Clearly state the full legal name and address of CUSTOMER and the party to whom such BILL is to be mailed.

               12.5 If requested by METRO, BE accompanied by the original purchase order and/or contract and any amendments or modifications thereof, signed bills of lading (if any), or proof of delivery or acceptance signed by CUSTOMER.

               12.6 Be attached to any supporting information or documentation required by CUSTOMER as a precondition to payment. (NOTE:
                     Copies of any and all such documentation shall also be attached to METRO'S file copy of the related BILL).

               12.7 Be stamped or imprinted with a notice of sale of such BILL to METRO with instructions to remit payment directly to METRO IN LANGUAGE APPROVED by METRO.

               12.8 Except as METRO may otherwise consent, the terms of CUSTOMER'S payment of BILLS shall be "Net 30 days" or less.

               12.9 CLIENT shall timely issue credit memos when appropriate and immediately deliver two (2) copies of such credit memos to METRO, ONE (1) of which will be mailed by METRO TO THE related CUSTOMER

               12.10 Be verifiable by the CUSTOMER TO METRO'S SATISFACTION.

          13. EVENT OF DEFAULT. CLIENT shall be in default of this Agreement upon the happening of any of the following events (herein called EVENT OF DEFAULT):

               13.1 The breach of any warranty, covenant, or representation made herein or in connection herewith. whether written or oral, the filing of an involuntary petition of bankruptcy against CLIENT, or the filing of a voluntary petition in bankruptcy by CLIENT. CLIENT will give METRO at least forty-eight (48) hours advance notice of the filing of any voluntary petition of bankruptcy by CLIENT.

               13.2 If METRO reasonably deems itself insecure as to the intent or ability of CLIENT TO pay any indebtedness of CLIENT to METRO when due or declared due or to perform any obligation of CLIENT herein or attendant hereto.

          14. REMEDIES. Upon the occurrence OF AN EVENT OF DEFAULT, and at any time thereafter, METRO may elect, CLIENT hereby expressly waiving notice, demand, and presentment, to declare any and all indebtedness hereby secured immediately due and payable. METRO SHALL BE ENTITLED TO ALL RIGHTS AND remedies of a Secured Par-~ under the Uniform Commercial Code of Texas as presently existing or hereafter amended, including the right :o enter upon the premises where any COLLATERAL is located and take immediate possession of such COLLATERAL


          INITIALS:

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               and remove same from such premises. To the extent deemed
               reasonably necessary by METRO to aid in the collection of its collateral, METRO shall have the right to the use of any computer hardware or software used by CLIENT pertaining to its accounts receivable. METRO shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for collection of said indebtedness and the enforcement of the covenants, warranties, and representations herein and the resort to any one or combination of such remedies provided hereunder shall not prevent the concurrent or subsequent employment of any other appropriate remedy. CLIENT shall be liable to METRO for any deficiencies after foreclosure of METRO'S security interest herein. The waiver by METRO of the breach of any term of this Agreement or the compliance therewith shall not be construed as a waiver of any subsequent breach or compliance. CLIENT agrees to reimburse METRO for any out-of-pocket expenses incurred by METRO as a result of an EVENT OF DEFAULT or in connection therewith.

          15. JURISDICTION, VENUE, WAIVER OF JURY TRIAL, AGENT FOR SERVICE OF PROCESS. CLIENT agrees that this Agreement is accepted and made in the State of Texas and is subject to the laws of the State of Texas and that all sums due hereunder are payable in the State of Texas. CLIENT subjects itself to the jurisdiction of the courts of the State of Texas and agrees that venue shall be in Dallas County, Texas for the purpose of enforcement of this Agreement. Recognizing the inherent delays of jury trials and desiring a speedy resolution of any litigation between CLIENT and METRO, CLIENT WAIVES ITS RIGHT TO TRIAL BY JURY and agrees to submit all disputed issues to the judge of the court in which any such litigation is pending. In the event CLIENT has no agent appointed for the service of process in the State of Texas, CLIENT authorizes service upon the Secretary of the State of Texas on its behalf.

          16. SECURITY INTEREST. METRO, in addition to the outright ownership of those BILLS purchased from CLIENT hereunder, is hereby granted a continuing security interest in all of CLIENT'S presently owned and existing and hereafter acquired and arising accounts, accounts receivable, all other forms of obligations owing to CLIENT, all contract rights, inventory, goods, equipment, furniture, fixtures, chattel paper, general intangibles, and all instruments, documents, books, and records pertaining to any of the foregoing together with all damage claims and insurance proceeds of any of the foregoing and all merchandise returns not otherwise owned by METRO and other goods represented thereby including all of CLIENT'S rights to stoppage in transit and of recovering possession by any proceedings including replevin and reclamation and rights as an unpaid vendor and lienor, together with all guaranties, securities, and liens for payment of any BILLS and all products and proceeds of any of the foregoing except for the first position security interest in all equipment granted to Texas Central Bank, N.A. under a commercial security agreement dated December 31, 1998. All of the foregoing is sometimes collectively called herein COLLATERAL. Such security interest in such COLLATERAL is to be security for any and all obligations or indebtedness of any kind, direct or indirect, absolute or contingent, owing by CLIENT to METRO however incurred or evidenced and however and whenever same shall arise or have arisen, and whether such COLLATERAL is now or hereafter existing.

          17. FINANCIAL STATEMENTS, BOOKS AND RECORDS, AND RIGHT OF INSPECTION. As often as such are prepared, but no less than within sixty (60) days after the close of each quarter, CLIENT shall furnish METRO with a copy of CLIENT'S most recent profit and loss statement and balance sheet. Within ninety (90) days after the close of each fiscal year, CLIENT shall furnish METRO with a profit and loss statement and balance sheet as of the close of such fiscal year, prepared and signed by an independent certified public accountant. CLIENT agrees to timely furnish METRO such additional financial information as METRO shall request. CLIENT agrees to provide METRO by the 10th day of each month a detailed accounts receivable ageing reflecting all open and unpaid BILLS for all non-factored CUSTOMERS as of the last day of the immediately preceding month. METRO and METRO'S agents shall have the right at all times between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday to examine and make extracts from all books and records of CLIENT. Failure to comply with this paragraph may at METRO'S discretion be deemed an EVENT OF DEFAULT.

          18. INDEMNITY. All taxes and governmental charges imposed upon CLIENT with respect to the sale of inventory or goods or the rendering of services or labor by CLIENT shall be the sole responsibility of CLIENT and CLIENT shall indemnify and hold METRO harmless from and against all liabilities for any acts or omissions of CLIENT.

          INITIALS:

          [ILLEGIBLE]
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          19.  NON-ASSIGNABILITY BY CLIENT. CLIENT may not assign any of its rights or obligations hereunder without METRO'S prior written consent; however, METRO may assign any of its rights and remedies with respect to CLIENT.

          20. AGREEMENT BINDING. This Agreement shall be binding upon CLIENT and METRO, their heirs, successors, and assigns.

          21. SEVERABILITY. The provisions of this Agreement are severable and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable such holdings shall not affect or impair any other provisions hereof.

          22. ENTIRE AGREEMENT. It is expressly acknowledged and agreed by CLIENT that (a) No representations have been made, whether oral or written, except as expressly set forth in this Agreement or in a writing signed by a corporate officer of METRO, or (b) If any such representations have been made and are not expressly set forth herein, that any such representations have no binding effect whatsoever. CLIENT has not relied on any inducement to enter into this Agreement except as wholly set forth herein or as communicated in writing by a duly constituted and authorized corporate officer of METRO. This Agreement may only be changed, modified, supplemented or amended by a written document signed by all parties hereto. This Agreement may be signed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same agreement, whether signed and delivered via facsimile or otherwise.

          23. NOTICES. Notices from either party to the other shall be given in writing and delivered via facsimile and/or mailed postage prepaid registered or certified mail, or placed in the hands of a national overnight delivery service addressed to the addresses set forth at the end of this Agreement, or at such other address as either party may advise the other in writing. If mailed, notice shall be deemed to have been received three (3) days after the date of postmark. Otherwise, notice shall be deemed to be received upon actual receipt thereof, and if via facsimile, a confirmation thereof shall constitute acknowledgment of receipt thereof.

          24. ACCEPTANCE AND TERMINATION. This Agreement will become effective when accepted by METRO as evidenced by signature of any duly authorized officer of METRO, shall continue for a term of thirty
               (30) days hereafter (the "Initial Term"), and shall be automatically renewed thereafter for successive periods of thirty
               (30) days (the "Renewal Term") unless terminated as provided herein. CLIENT and METRO shall have the right to terminate this Agreement at the end of the Initial Term or at the end of any Renewal Term by giving the other ten (10) days prior written notice of such termination. Notwithstanding such notice, CLIENT shall have no right to terminate this Agreement until all obligations (direct or contingent) owing by CLIENT to METRO hereunder or otherwise shall have been paid in full, whether or not such obligations are due or are to become due in the future. Upon the occurrence of an EVENT OF DEFAULT, METRO may at METRO'S election consider such occurrence an anticipatory repudiation of this Agreement and/or immediately terminate this Agreement as to future transactions without notice. No termination of this Agreement shall in any way affect or impair any right of METRO arising prior thereto or by reason thereof, nor shall any such termination relieve CLIENT or any of its guarantors of any obligation to METRO under this Agreement or otherwise until all of said obligations fully paid and performed, nor shall any such termination affect any right or remedy of METRO arising from any such obligation, and all agreements, warranties, representations, and covenants of CLIENT OR its guarantors shall survive termination. In the event that CLIENT shall have breached any provision of this Agreement or if notice of termination is given by either party, the RESERVE FUND and any other balances or credits otherwise due by METRO to CLIENT may be retained and applied by METRO from time to time upon any indebtedness then or thereafter due from CLIENT and the RESERVE FUND may at METRO'S discretion upon such breach or notice of termination, be increased to an amount equal to the then total unpaid face amount of all BILLS purchased by METRO hereunder and other present or potential indebtedness of CLIENT to METRO, whether matured or


          INITIALS:

               unmatured. In such event, as the RESERVE FUND exceeds all present and potential indebtedness of CLIENT to METRO, METRO shall remit such excess to CLIENT. In recognition of METRO'S right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the COLLATERAL, notwithstanding payment in full of all obligations by CLIENT, METRO shall not be required to record any terminations or satisfactions of any of METRO'S liens on the COLLATERAL unless and until CLIENT has executed and delivered to METRO a general release in a form reasonably satisfactory to METRO.

          25. POWER OF ATTORNEY. In order to carry out this Agreement, CLIENT irrevocably appoints METRO, or any authorized designee of METRO, as CLIENT'S special attorney-in-fact with power:

               25.1 To delete CLIENT'S address on all BILLS sold and/or assigned to METRO by CLIENT and insert METRO'S address in its place.

               25.2 To receive, accept, open and forward to CLIENT all mail addressed to CLIENT which may come into METRO'S possession.

               25.3 To endorse the name of CLIENT on any checks or other instruments or evidence of payment that may come into the possession of METRO on bills purchased by METRO from CLIENT OR in which CLIENT has granted METRO a security interest.

               25.4 In CLIENT'S name, or otherwise, to demand, sue for, collect and obtain releases for any and all monies due or to become due on BILLS purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

               25.5 To compromise, prosecute or defend any action, claim or proceeding as to BILLS purchased by 2%P. METRO from CLIENT OR in WHICH CLIENT HAS GRANTED METRO a security interest.

               25.6 To notify, direct or instruct CLIENT'S CUSTOMER in CLIENT'S name of the proper remittance address and of procedures for making payment on any BILLS that are sold to METRO by CLIENT or in which CLIENT has granted METRO a security interest.

               25.7 To execute on CLIENT'S behalf and file such UCC financing statements as METRO may deem necessary in order to perfect and maintain the security interests granted by CLIENT in accordance with this and any other agreement between CLIENT and METRO, and CLIENT further agrees that METRO may file this Agreement or a copy thereof as such UCC financing statement.

               25.8 To do any and all things in CLIENT'S name necessary and proper to carry out the purposes intended by this Agreement.

          26. This Agreement includes all assumed names, tradestyles, and divisions of CLIENT unless specifically agreed to in writing by METRO. Further, notwithstanding anything herein to the contrary, this Agreement is conditional upon there being no change in the nature of CLIENT'S business which is presently processing and collection -medical claims for clinics and hospitals.

          27. This Agreement is contingent upon the delivery of the validity guaranties of Peter W. Seaman and Robert K. Culver, the corporate guaranties of United Moneycorp, Inc. and United Medicorp Financial Corporation. the subordination of its security interest in accounts receivable by Bank United (successor-in-interest to Texas Central Bank, N.A.), and ancillary documentation to METRO, all in a form approved by METRO.


INITIAL

          28. CLIENT WARRANTS AND REPRESENTS TO METRO THAT CLIENT HAS READ THIS AGREEMENT IN ITS ENTIRETY PRIOR TO SIGNING AND THAT PRIOR TO SIGNING THIS AGREEMENT, ALL BLANKS WERE FILLED IN (EXCEPT FOR DATES AND SIGNATURES) AND ALL ALTERNATIONS OF THIS AGREEMENT WERE INITIALED BY CLIENT.

CLIENT:  UNITED MEDICORP, INC.


By: /s/ PETER W. SEAMAN
   ------------------------------------------------
   Peter W. Seaman, President

Date Signed: December 28, 1999
            ---------------------------------------

Physical Address: 10210 N. Central Expressway, Suite 400, Dallas, Dallas County, Texas 75231

Mailing Address: Same


Attested By: /s/ ROBERT K. CULVER
            ---------------------------------------
            Robert K. Culver, Corporate Secretary



METRO FACTORS, INC.


By: [ILLEGIBLE]
   ------------------------------------------------

Its:  President
    -----------------------------------------------

Date Signed:
            ---------------------------------------

Physical Address: 8144 Walnut Hill Lane, Suite 1099, Dallas, Dallas County, Texas 75231-4316

Mailing Address: P. 0. Box 38604. Dallas, Dallas County, Texas 75238



Attested By: /s/ LAURA KELLEY
            ---------------------------------------
              Laura Kelley, Assistant Secretary

INITIALS: